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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                   Form 8-K



                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 20, 2000
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               (Date of Report: Date of earliest event reported)


                   DYNAMIC INFORMATION SYSTEM & EXCHANGE, INC.
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      (Exact name of registrant as specified in its charter)


         UTAH                   33-94318-C              87-0508350
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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
 of incorporation)



                     385 EAST 800 SOUTH, OREM, UTAH 84004
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                    (Address of principal executive office)



Registrant's telephone number, including area code: (801) 426-4600
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                              Not Applicable
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        (Former name or former address, if changed since last report)












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                              ITEM 5. OTHER EVENTS

Change of Domicile and Name Change
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On October 20, 2000, the Registrant's shareholders approved a change of domicile merger from the state of Utah to the state of Nevada, pursuant to an Information Statement filed with the Securities and Exchange Commission on September 29, 2000. In connection with the change of domicile, the shareholders also approved a name change to Career Worth, Inc., to better reflect the business operations and market position of the company. The Nevada Articles of Incorporation and Bylaws for Career Worth, Inc., and the Articles and Plan of Merger for the change of domicile and name change are included as exhibits to this filing.


(c)  Exhibits.  The following exhibits are included as part of this report:

            SEC
Exhibit     Reference
Number      Number      Title of Document                    Location
-------     ---------   -----------------                    --------
2.01           2        Articles and Plan of Merger          This filing

3.01           3        Career Worth, Inc. Nevada Articles   This filing
                         Of Incorporation

3.02           3        Career Worth, Inc. Nevada Bylaws     This filing






                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                   DYNAMIC INFORMATION SYSTEM & EXCHANGE, INC.
                                   [Registrant]



Dated: November 2, 2000               /S/LARRY D. HEAPS
                                   ----------------------
                                   President and Director